UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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Palo Alto Networks Inc.

(Name of Registrant as Specified In Its Charter)
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PALO ALTO NETWORKS, INC. 3000 TANNERY WAY SANTA CLARA, CA 95054	Your Vote Counts! PALO ALTO NETWORKS, INC. 2023 Annual Meeting Vote by December 11, 2023 11:59 PM ET

You invested in PALO ALTO NETWORKS, INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on December 12, 2023.

Get informed before you vote
View the Notice & Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 28, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* December 12, 2023 11:00 AM PST
Virtually at: www.virtualshareholdermeeting.com/PANW2023

*	Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Class III Directors
Nominees:
1a.	Nikesh Arora	For
1b.	Aparna Bawa	For
1c.	Carl Eschenbach	For
1d.	Lorraine Twohill	For
2.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending July 31, 2024.	For
3.	To approve, on an advisory basis, the compensation of our named executive officers.	For
4.	To approve an amendment to the 2021 Palo Alto Networks, Inc. Equity Incentive Plan.	For
NOTE: To transact such other business as may properly come before the meeting or any adjournment thereof.

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